The JPM Institutional Funds
Supplement dated May 12, 1997 to the Statement of Additional Information dated April 30, 1997

The following Funds have changed their respective names:

From                                         To
The JPM Institutional Money                  The JPM Institutional Prime
Market Fund                                  Money Market Fund

The JPM Institutional Selected               The JPM Institutional U.S.
U.S. Equity Fund                             Equity Fund

The names of the Portfolios corresponding to these Funds changed accordingly.

The Portfolio corresponding to the International Equity Fund has also changed its name to The International Equity Portfolio.